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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) January 5, 2004
                                                         ---------------

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                          1-15781               04-3510455
      --------                         ---------              ----------
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)           Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                   (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated January 5, 2004

ITEM 9.     REGULATION FD DISCLOSURE.
            ------------------------

      On January 5, 2004, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced it expected to issue its fourth quarter earnings release on January 28, 2004. The Company will conduct a conference call at 10:00 a.m. on January 29, 2004 to discuss the results for the quarter and year ended December 31, 2003. Instructions on how to access the call and an investor presentation that will supplement the call were contained in the press release. A copy of the Company's press release dated January 5, 2004 is attached as Exhibit 99.1 and incorporated herein by reference.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BERKSHIRE HILLS BANCORP, INC.


Dated: January 6, 2004                 By: /s/ Wayne F. Patenaude
                                           -------------------------------------
                                           Wayne F. Patenaude
                                           Senior Vice President and
                                              Chief Financial Officer